                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                         MONTHLY NOTEHOLDER CERTIFICATE

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

Note:  The following amounts include $67,000,000.00 from the sale of the
Issuer's Owl Creek property.

I.       The following summarizes the Collection Account Disbursement on January 22,
         2001 pursuant to the Indenture:

                                                                       Total
                                                                       -----
A.       PAYMENT OF EXPENSES

1.       Amount Transferred to Expense Reserve                    $3,032,832.79

2.       Payment of Trustee's, Collateral Agent's
         and Liquidity Providers' Expenses                           $95,231.14

B.       LINE OF CREDIT OR LIQUIDITY ACCOUNT

3.       Payment of interest and principal on
         Advances under Line of Credit Agreement                          $0.00

4.       Transfer from Liquidity Account to
         Collection Account                                               $0.00

5.       Required Liquidity Amount as of close
         of business on January 22, 2001                         $61,107,294.43

6.       Amount on deposit in the Liquidity Account
         as of close of business on January 22, 2001                      $0.00

7.       Amount available under Line of Credit
         Agreement as of close of business
         on January 22, 2001                                     $61,107,294.43

8.       Amount of outstanding Advances under Line of
         Credit Agreement as of close of business on
         January 22, 2001                                                 $0.00

C.       TRANSFERS TO PAYMENT ACCOUNT, LIQUIDITY
         ACCOUNT OR EXPENSE RESERVE

9.       Transfer to Payment Account Re: Monthly
         Deposit Amount 1                                         $1,580,923.20

10.      Targeted Monthly Deposit Amount multiplied by
         Reinvestment Factor less, to the extent
         applicable, the Premium Provision
         Refundable Amount                                        $1,580,923.20

11.      Shortfall, if any, in the Monthly Deposit
         Amount (No. (10) - (9))                                          $0.00

12.      Transfer to Payment Account Re: Payments of
         interest and principal under Line of Credit                      $0.00
         Agreement following a Termination Advance 1

13.      Transfer to Liquidity Account (following a
         Termination Advance under Line of Credit
         Agreement)                                                       $0.00

14.      Transfer to Payment Account Re: Premium
         Provision 1                                                      $0.00

15.      Additional transfer to Expense Reserve                           $0.00

16.      Transfer to Payment Account re: excess of Base
         Monthly Deposit Amount over Targeted Monthly
         Deposit Amount                                           $9,782,883.20

17.      Additional Transfers to Payment Account 2                        $0.00

D.       ADDITIONAL PAYMENTS TO LIQUIDITY PROVIDERS

18.      Payments of Additional Liquidity Provider Fees
         and/or Supplemental Liquidity Provider Interest
         to Liquidity Providers                                      $56,208.23

E.       SCHEDULED AMORTIZATION RESERVE ACCOUNT

19.      Transfer to Scheduled Amortization Reserve
         Account                                                          $0.00

20.      Required Scheduled Amortization Reserve
         Balance as of close of business
         on January 22, 2001                                    $149,076,000.00

21.      Amount on deposit in the Scheduled
         Amortization Reserve Account as of close
         of business on January 22, 2001                        $149,076,000.00

22.      Amount available under Scheduled
         Amortization Line of Credit Agreement as
         of close of business on January 22, 2001                         $0.00

23.      Amount of outstanding Scheduled Amortization
         Advances under Scheduled Line of Credit
         Agreement on January 22, 2001                                    $0.00

F.       TRANSFER TO ISSUER

24.      Release to Issuer                                       $63,944,536.88

--------------
1        Amounts in No. (9), (12), and (14) and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash.  In the case of No. (9), any shortfall is set forth in No. (11).  In the case of
         Nos. (12), (14), and (16) the amount of the shortfall was $0.00, $0.00 and
         $0.00, respectively.
2        Consists of voluntary transfer of $0.00.

II.      Principal Balance of Timber Notes and Certain Additional Data With
         Respect to Amounts on Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

                                                                               Per $1,000
                                                                              of original
                                                                               principal
                                                    Total                       amount
                                                    -----                     -----------

A.       PRINCIPAL BALANCE

1.       Principal Balance of Timber Notes

         Class A-1 Timber Notes                      $123,536,544.00               $768.74

         Class A-2 Timber Notes                      $243,200,000.00             $1,000.00

         Class A-3 Timber Notes                      $463,348,000.00             $1,000.00
                                                     ---------------
         Total Principal Balance of Timber Notes     $830,084,544.00                   N/A
                                                     ===============

2.       Principal Balance if Timber Notes were
         paid in accordance with Scheduled
         Amortization

         Class A-1 Timber Notes                      $123,536,544.00               $768.74

         Class A-2 Timber Notes                      $243,200,000.00             $1,000.00

         Class A-3 Timber Notes                      $463,348,000.00             $1,000.00
                                                     ---------------
         Total Principal Balance if Timber Notes
         were paid in accordance with Scheduled
         Amortization                                $830,084,544.00                   N/A
                                                     ===============

3.       Amount of Amortization, if any, ahead of
         (or behind) Scheduled Amortization
         (No. (1)-(2), or (2)-(1)) for each Class
         of Timber Notes

         Class A-1 Timber Notes                                $0.00                 $0.00

         Class A-2 Timber Notes                                $0.00                 $0.00

         Class A-3 Timber Notes                                $0.00                 $0.00
                                                     ---------------
         Total Amount of Amortization, if any,
         ahead of (or behind) Scheduled
         Amortization                                          $0.00                   N/A
                                                     ===============

B.       APPLICATION OF PAYMENT ACCOUNT FUNDS

         A statement of the payments on the Timber Notes from the Payment
         Account and the Scheduled Amortization Reserve Account on the Monthly
         Deposit Date to which this Certificate relates is set forth in Section
         "A" of the accompanying Note Payment Noteholder Certificate.

III.     Prevailing SBE Price Data for the Monthly
         Period preceding the Monthly Deposit Date

Old Growth Redwood                                                    $1,169/Mbf

Young Growth Redwood                                                  $1,169/Mbf

Old Growth Douglas Fir                                                  $389/Mbf

Young Growth Douglas Fir                                                $389/Mbf

Whitewoods                                                              $189/Mbf

Note:    Assumes an average size-quality category of 2.0 and the following harvest method percentages:  Cat - 35%; Short-span skyline - 55%; Long-span skyline - 5%; and Helicopter - 5%